Exhibit 10.2

Security Agreement

By

Steak n Shake Operations, Inc.,
as Borrower

and

The Guarantors Party Hereto

and

Fifth Third Bank,
as Collateral Agent

Dated as of September 25, 2012

i

ii

Schedules

Schedule 1Perfection Steps

Exhibits

Exhibit 1Issuer’s Acknowledgment
Exhibit 2Securities Pledge Amendment
Exhibit 3Joinder Agreement
Exhibit 4Securities Account Control Agreement
Exhibit 5Deposit Account Control Agreement
Exhibit 6Copyright Security Agreement
Exhibit 7Patent Security Agreement
Exhibit 8Trademark Security Agreement

iii

Security Agreement

This Security Agreement, dated as of September 25, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), made by Steak n Shake Operations, Inc., an Indiana corporation (“Borrower”), and the Subsidiary Guarantors from time to time party hereto by execution of this Agreement or otherwise by execution of a Joinder Agreement (the “Guarantors”), as pledgors, assignors and debtors (Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of Fifth Third Bank, in its capacity as Collateral Agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).

Recitals:

        A.        Borrower, the Subsidiary Guarantors party thereto, the Collateral Agent and the lending institutions and other entities party thereto (the “Lenders”) have entered into that certain Credit Agreement, dated as of September 25, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

        B.        The Guarantors have, pursuant to the Credit Agreement, unconditionally guaranteed the Secured Obligations.

        C.        Borrower and the Guarantors will receive substantial benefits from the execution, delivery and performance of the Secured Obligations under the Credit Agreement and the other Loan Documents and are, therefore, willing to enter into this Agreement.

        D.        Each Pledgor is, or as to Pledged Collateral acquired by such Pledgor after the date hereof will be, the legal and/or beneficial owner of the Pledged Collateral pledged by it hereunder.

        E.        This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Secured Obligations.

        F.        It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to the Issuing Bank issuing Letters of Credit under the Credit Agreement that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

Agreement:

Now Therefore, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

Article I

Definitions and Interpretation

        Section 1.1.        Definitions.  Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

        (b)        Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

        (c)        The following terms shall have the following meanings:

“Additional Pledged Interests” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of any issuer of Initial Pledged Interests or any interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other equity interests from time to time acquired by such Pledgor in any manner and (ii) all membership, partnership or other equity interests, as applicable, of each limited liability company, partnership or other entity (other than a corporation) hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of such limited liability company, partnership or other entity, together with all rights, privileges, authority and powers of such Pledgor relating to such interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other equity interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests, from time to time acquired by such Pledgor in any manner.

“Additional Pledged Shares” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, Equity Interests, agreements, additional shares of capital stock of whatever class of any issuer of the Initial Pledged Shares or any other equity interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests issued by any such issuer under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such interests, from time to time acquired by such Pledgor in any manner and (ii) all the issued and outstanding shares of capital stock of each corporation hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements or additional shares of capital stock of whatever class of such corporation, together with all rights, privileges, authority and powers of such Pledgor relating to such shares or under any Organizational Document of such corporation, and the certificates, instruments and agreements representing such shares and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares, from time to time acquired by such Pledgor in any manner.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Bailee Letter” shall have the meaning assigned to such term in Section 3.4.

“Borrower” shall have the meaning assigned to such term in the Preamble.

“Charges” shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including any landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other charges arising by operation of law) against, all or any portion of the Pledged Collateral.

“Commercial Motor Vehicles” shall mean motor vehicles used primarily for commercial purposes.

“Commodity Account Control Agreement” shall mean a commodity account control agreement in a form that is reasonably satisfactory to the Collateral Agent.

“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), to which such Pledgor is a party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, and (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Control Agreements” shall mean, collectively, the Deposit Account Control Agreement(s), the Securities Account Control Agreement(s) and the Commodity Account Control Agreement(s).

“Copyright Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 6.

“Copyrights” shall mean, collectively, with respect to each Pledgor, all works of authorship (whether protected by statutory or common law copyright, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by such Pledgor, including the copyrights, registrations and applications listed on Schedule 14(c) to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable Legal Requirements with respect to such Pledgor’s use of such copyrights, (ii) renewals and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Deposit Account Control Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 5 or such other form that is reasonably satisfactory to the Collateral Agent.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Excluded Accounts” shall mean (i) Payroll Accounts, (ii) escrow accounts, and (iii) trust accounts, in each case entered into in the ordinary course of business and consistent with past practices, where the applicable Pledgor holds the funds exclusively for the benefit of an unaffiliated third party.

“Excluded Property” shall mean (A) any lease, license, contract, property rights or agreement to which any Pledgor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Pledgor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Legal Requirement or principles of equity), provided, however, that such security interest shall attach immediately and automatically at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) including any Proceeds of such lease, license, contract, property rights or agreement; and (B) to the extent applicable, Pledged Interests, Pledged Shares and Successor Interests to the extent such Pledged Interests, Pledged Securities and Successor Interests are not required to be pledged as Pledged Collateral pursuant to Section 5.10(a) or (b) of the Credit Agreement.

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all insurance policies and coverages and Contracts, (ii) all know-how and warranties relating to any of the Pledged Collateral or any of the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith (other than Commercial Tort Claims), (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any of the Pledged Collateral or any of the Mortgaged Property including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, payment intangibles, deferred payments, deposits, refunds or indemnification claims to the extent the foregoing relate to any Pledged Collateral or any Mortgaged Property and claims for tax or other refunds against any Governmental Authority relating to any Pledged Collateral or any of the Mortgaged Property.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including (i) all goodwill connected with the use of and symbolized by any Intellectual Property Collateral in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, plans, policies, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Initial Pledged Interests” shall mean, with respect to each Pledgor, all membership, partnership or other Equity Interests (other than in a corporation), as applicable, of each issuer described in Schedule 11 to the Perfection Certificate, together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests.

“Initial Pledged Shares” shall mean, collectively, with respect to each Pledgor, the issued and outstanding shares of capital stock of each issuer that is a corporation described in Schedule 11 to the Perfection Certificate, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such shares of capital stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Initial Pledged Shares.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Licenses and Goodwill.

“Intercompany Notes” shall mean, with respect to each Pledgor, the Intercompany Note and all intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing the Intercompany Note and such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Joinder Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 3.

“Lenders” shall have the meaning assigned to such term in Recital A hereof.

“Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Organizational Documents” shall mean, with respect to any person, (i) in the case of any corporation, the certificate or articles of incorporation and by-laws (or similar documents) of such person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such person, (v) in any other case, the functional equivalent of the foregoing and (vi) any shareholder, voting trust or similar agreement between or among any holder of Equity Interests of such person.

“Patent Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 7.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents owned by, and all patent applications and registrations made by such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), including those listed on Schedule 14(a) to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable Legal Requirements with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and charged therein, (iii) reissues, divisions, continuations and continuations in part thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Payroll Account” shall mean any Deposit Account of a Pledgor that is used by such Pledgor solely as a payroll account for the employees of such Pledgor; provided that, at no time, shall the aggregate amount contained in all such accounts exceed the total amount of payroll payable to such employees by such Pledgor within the immediately succeeding 30 days.

“Perfection Certificate” shall mean that certain perfection certificate dated the date hereof, executed and delivered by each Pledgor party thereto in favor of the Collateral Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Collateral Agent) executed and delivered by the applicable Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time by a Perfection Certificate Supplement or otherwise in accordance with the Credit Agreement.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1.

“Pledged Interests” shall mean, collectively, the Initial Pledged Interests and the Additional Pledged Interests.

“Pledged Securities” shall mean, collectively, the Pledged Interests, the Pledged Shares and the Successor Interests.

“Pledged Shares” shall mean, collectively, the Initial Pledged Shares and the Additional Pledged Shares.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Secured Obligations” shall mean (i) in the case of Borrower, the Secured Obligations (as defined in the Credit Agreement) and (ii) in the case of any Pledgor, the Guaranteed Obligations (as defined in the Credit Agreement).

“Secured Parties” shall mean, collectively:

        (a)        with respect to the Obligations, the Administrative Agent, the Collateral Agent, each other Agent and the Lenders;

        (b)        with respect to obligations under Hedging Agreements, the Administrative Agent, the Collateral Agent, each other Agent, the Lenders and each counterparty to a Hedging Agreement relating to the Loans if (i) at the date of entering into such Hedging Agreement such counterparty was an Agent, a Lender or an Affiliate of an Agent or Lender, and (ii) such counterparty executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such counterparty (x) appoints the Administrative Agent and the Collateral Agent as its agents under the applicable Loan Documents and (y) agrees to be bound by the provisions of Sections 9.03, 10.03 and 10.09 of the Credit Agreement as if it were a Lender; and

        (c)        with respect to overdrafts and related liabilities arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfer of funds, the Administrative Agent, the Collateral Agent, each other Agent, each Lender, and each Affiliate of an Agent or Lender that, in each case, provides treasury, depositary and/or cash management services to a Loan Party; provided that such Affiliate executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such Affiliate (x) appoints the Administrative Agent and the Collateral Agent as its agents under the applicable Loan Documents and (y) agrees to be bound by the provisions of Sections 9.03, 10.03 and 10.09 of the Credit Agreement as if it were a Lender.

“Securities Account Control Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 4 or such other form that is reasonably satisfactory to the Collateral Agent.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Securities Pledge Amendment” shall mean an agreement substantially in the form annexed hereto as Exhibit 2.

“Successor Interests” shall mean, collectively, with respect to each Pledgor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any person listed on Schedule 1(a) to the Perfection Certificate is not the surviving entity.

“Trademark Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 8.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), including those listed on Schedule 14(b) to the Perfection Certificate together with any and all (i) rights and privileges arising under applicable Legal Requirements with respect to such Pledgor’s use of any trademarks, (ii) goodwill associated therewith, (iii) renewals thereof, (iv) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present and future infringements thereof.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of mandatory provisions of applicable Legal Requirements, any or all of the attachment, perfection or priority of the Collateral Agent’s and the other Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

        Section 1.2.        Interpretation.  The rules of interpretation specified in the Credit Agreement (including Section 1.03 thereof) shall be applicable to this Agreement.

        Section 1.3.        Resolution of Drafting Ambiguities.  Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

        Section 1.4.        Perfection Certificate.  The Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

Article II

Grant of Security and Secured Obligations

        Section 2.1.        Grant of Security Interest.  As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

        (i)         all Accounts;

        (ii)        all Equipment (including Commercial Motor Vehicles), Goods, Inventory and Fixtures;

        (iii)       all Documents, Instruments and Chattel Paper;

        (iv)       all Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

        (v)        all Securities Collateral;

        (vi)       all Investment Property;

        (vii)      all Intellectual Property Collateral;

        (viii)     the Commercial Tort Claims described on Schedule 15 to the Perfection Certificate;

        (ix)        all General Intangibles;

        (x)         all Deposit Accounts;

        (xi)        all Money;

        (xii)       all Supporting Obligations;

        (xiii)      all books and records pertaining to the Pledged Collateral;

        (xiv)     to the extent not covered by clauses (i) through (xiv) of this sentence, choses in action and all other personal property of such Pledgor, whether tangible or intangible; and

        (xv)      all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xvi) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property.  In addition, (i) the Pledgors shall from time to time at the reasonable request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Excluded Property and shall provide to the Collateral Agent such other information regarding the Excluded Property as the Collateral Agent may reasonably request and (ii) from and after the Closing Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Collateral Agent unless (x) no Event of Default has occurred and is continuing and (y) such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

        Section 2.2.        Filings.  (a) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings), continuation statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement, continuation statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, and (ii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates.  Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request.  Such financing statements may describe the collateral in the same manner as described herein or may contain a description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection or priority of the security interest in the collateral granted to the Collateral Agent in connection herewith, including, describing such property as “all assets whether now owned or hereafter acquired” or “all personal property whether now owned or hereafter acquired” (regardless of whether any particular asset comprised in the Pledged Collateral falls within the scope of Article 9 of the UCC).

        (b)        Each Pledgor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.

        (c)        Each Pledgor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the pledge and security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

Article III

Perfection; Supplements; Further Assurances; Use of Pledged Collateral

        Section 3.1.        Delivery of Certificated Securities Collateral.  Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a valid, enforceable, perfected first priority security interest therein (subject to Permitted Collateral Liens).  Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (and in any event within five Business Days) upon receipt thereof by such Pledgor be delivered to and held by or on behalf of the Collateral Agent pursuant hereto.  All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.  The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder.  In addition, the Collateral Agent shall have the right at any time in its reasonable discretion to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

        Section 3.2.        Perfection of Uncertificated Securities Collateral.  Each Pledgor represents and warrants that the Collateral Agent has a valid, enforceable, perfected first priority security interest (subject to Permitted Collateral Liens) in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof.  Each Pledgor hereby agrees that if any issuer of Pledged Securities is organized in a jurisdiction that does not require the use of certificates to evidence equity ownership or any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, (i) if necessary to perfect a first priority security interest (subject to Permitted Collateral Liens) in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof and, upon the Collateral Agent’s reasonable request, provide to the Collateral Agent an opinion of counsel, in form and substance reasonably satisfactory to the Collateral Agent, confirming such pledge and perfection thereof and (ii) to the extent permitted by applicable Legal Requirements, cause such Pledged Securities to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.1.

        Section 3.3.        Financing Statements and Other Filings; Maintenance of Perfected Security Interest.  Each Pledgor represents and warrants that the only filings, registrations and recordings necessary to perfect the security interest granted by each Pledgor to the Collateral Agent in respect of the Pledged Collateral (to the extent that a security interest therein may be perfected by filing a financing statement or filing the Security Agreement or a short form thereof with the United States Copyright Office or the United States Patent and Trademark Office) are listed on Schedule 1 hereto.  All such filings, registrations and recordings have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each applicable governmental, municipal or other office specified in Schedule 1 hereto.  Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a valid, enforceable, perfected first priority security interest (subject to Permitted Collateral Liens) and shall defend such security interest against the claims and demands of all persons, (ii) such Pledgor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Collateral Agent may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Collateral Agent, such Pledgor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including (x) the filing of any financing statements and amendments thereof, continuation statements and other documents (including this Agreement) under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and (y) the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Collateral Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by applicable Legal Requirements to perfect (to the extent a security interest in such Pledged Collateral may be so perfected under applicable Legal Requirements), continue and maintain a valid, enforceable, first priority security interest (subject to Permitted Collateral Liens) in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral.

        Section 3.4.        Other Actions.  In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants and covenants as follows, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:

        (a)        Instruments and Tangible Chattel Paper.  As of the date hereof, each Pledgor hereby represents and warrants that (i) no amounts individually or in the aggregate in excess of $250,000 payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than the Intercompany Note and the Instruments and Tangible Chattel Paper listed on Schedule 12 to the Perfection Certificate, (ii) the Intercompany Note has been properly assigned and delivered to the Collateral Agent, accompanied by an endorsement to the Intercompany Note in the form attached thereto duly executed in blank by each Pledgor and (iii) each such Instrument and each such item of Tangible Chattel Paper individually or in the aggregate in excess of $250,000 has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank.  If any amount, individually or in the aggregate, in excess of $250,000 then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (and in any event within five Business Days) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request; provided, however, that so long as no Event of Default has occurred and is continuing, upon written request by such Pledgor, the Collateral Agent shall promptly (and in any event within five Business Days) return such Instrument (other than the Intercompany Note) or Tangible Chattel Paper to such Pledgor from time to time, to the extent necessary for collection in the ordinary course of such Pledgor’s business.

        (b)        Deposit Accounts.  Each Pledgor hereby represents and warrants that (i) as of the date hereof, each Pledgor has neither opened nor maintains any Deposit Accounts in which the Pledgors maintain an average daily balance in excess of $100,000, individually or in the aggregate, other than the accounts listed on Schedule 16 to the Perfection Certificate, (ii) as of the date hereof, each applicable Pledgor and the relevant Bank(s) have executed and delivered a Deposit Account Control Agreement with respect to each of the Deposit Accounts (other than Excluded Accounts) listed on Schedule 16 to the Perfection Certificate or the Pledgors have closed such accounts, and (iii) the Collateral Agent has a valid, enforceable, perfected first priority security interest (subject to Permitted Collateral Liens) in such Deposit Accounts by Control.  No Pledgor shall hereafter establish and maintain any Deposit Account (other than any Excluded Account) in which the Pledgors customarily maintain in excess of $100,000, individually or in the aggregate, unless (1) the applicable Pledgor shall have given the Collateral Agent five Business Days’ prior written notice of its intention to establish such new Deposit Account with a Bank, (2) such Bank shall be reasonably acceptable to the Collateral Agent and (3) such Bank and such Pledgor shall have duly executed and delivered to the Collateral Agent a Deposit Account Control Agreement (or an amendment to an existing Deposit Account Control Agreement) with respect to such Deposit Account.  The Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing or, after giving effect to any withdrawal, would occur.  The provisions of this Section 3.4(b) shall not apply to any Excluded Accounts or to any other Deposit Accounts for which the Collateral Agent is the Bank.  No Pledgor has granted or shall grant Control of any Deposit Account (including any Excluded Account) to any person other than the Collateral Agent.

        (c)        Securities Accounts and Commodity Accounts.  (i) Each Pledgor hereby represents and warrants that (1) as of the date hereof, it has neither opened nor maintains any Securities Accounts or Commodity Accounts in which the amount and/or fair market value, individually or in the aggregate, of the financial assets and/or commodity contracts, as the case may be, held from time to time in all such accounts does not exceed $100,000, other than those listed on Schedule 16 to the Perfection Certificate, (2) as of the date hereof, each applicable Pledgor and the relevant Securities Intermediary or Commodity Intermediary have executed and delivered a Securities Account Control Agreement or Commodity Account Control Agreement, as applicable, for each Securities Account or Commodity Account listed on Schedule 16 to the Perfection Certificate, or the Pledgors have closed such accounts, (3) the Collateral Agent has a valid, enforceable, perfected first priority security interest (other than Permitted Collateral Liens) in such Securities Accounts and Commodity Accounts by Control, and (4) it does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Pledged Securities and those maintained in Securities Accounts or Commodity Accounts listed on Schedule 16 to the Perfection Certificate or in respect of which the Collateral Agent has Control.  If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property and having a fair market value, individually or in the aggregate, in excess of $100,000, such Pledgor shall promptly (and in any event within five Business Days of acquiring such security) (a) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent or (b) deliver such securities into a Securities Account (other than an Excluded Account) with respect to which a Control Agreement is in effect in favor of the Collateral Agent.  If any securities now or hereafter acquired by any Pledgor constituting Investment Property and having a fair market value, individually or in the aggregate, in excess of $100,000 are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall promptly (and in any event within five Business Days of acquiring such security) notify the Collateral Agent thereof and pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply with Entitlement Orders or other instructions from the Collateral Agent as to such securities, without further consent of any Pledgor or such nominee, (b) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account (other than an Excluded Account) with respect to which the Collateral Agent has Control or (c) arrange for the Collateral Agent to become the registered owner of the securities.  The Pledgors shall not hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (1) the applicable Pledgor shall have given the Collateral Agent 30 days’ prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Collateral Agent and (3) except in the case of an Excluded Account, such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be.  The Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur.  The provisions of this Section 3.4(c) shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.  No Pledgor shall grant Control over any Investment Property (including any Excluded Account) to any person other than the Collateral Agent.

        (ii)        As between the Collateral Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Collateral Agent, a Securities Intermediary, Commodity Intermediary, any Pledgor or any other person; provided, however, that nothing contained in this Section 3.4(c) shall release or relieve any Securities Intermediary or Commodity Intermediary of its duties and obligations to the Pledgors or any other person under any Control Agreement or under applicable Legal Requirements.  Each Pledgor shall promptly pay all Charges and fees of whatever kind or nature with respect to the Investment Property and Pledged Securities pledged by it under this Agreement.  In the event any Pledgor shall fail to make such payment contemplated in the immediately preceding sentence, the Collateral Agent may do so for the account of such Pledgor and the Pledgors shall promptly reimburse and indemnify the Collateral Agent from all reasonable costs and expenses incurred by the Collateral Agent under this Section 3.4(c) in accordance with Section 10.03 of the Credit Agreement.

        (d)        Electronic Chattel Paper and Transferable Records.  If any amount, individually or in the aggregate, in excess of $100,000 or payable under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly (and in any event within 10 days of the acquisition thereof) notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

        (e)        Letter-of-Credit Rights.  If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Pledgor, other than (i) a Letter of Credit issued pursuant to the Credit Agreement or (ii) a Letter of Credit that is a “supporting obligation” (as defined in Section 9102 of the UCC) with respect to other Pledged Collateral,  in which the Collateral Agent has a valid, enforceable, perfected first priority security interest (subject to Permitted Collateral Liens) in an amount individually or in the aggregate in excess of $250,000, such Pledgor shall promptly (and in any event within five Business Days of becoming a beneficiary thereunder) notify the Collateral Agent thereof and such Pledgor shall, at the reasonable request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer or other nominated person of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement.

        (f)        Commercial Tort Claims.  As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims having a value reasonably believed by the Pledgors to be, individually or in the aggregate, in excess of $250,000, other than those (if any) listed on Schedule 15 to the Perfection Certificate.  If any Pledgor shall at any time hold or acquire a Commercial Tort Claim having a value reasonably believed by the Pledgors to be, individually or in the aggregate, in excess of $250,000, such Pledgor shall promptly (and in any event within five Business Days of acquiring such Commercial Tort Claim) notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

        (g)        Pledged Collateral in the Possession of a Third Party.  If any Equipment or Inventory (other than Equipment or Inventory leased to a franchisee in the ordinary course of business) with a fair market value individually or in the aggregate in excess of $100,000 is in possession or control of any third party, including any warehouseman, landlord, lessor, bailee or agent, the Pledgors shall notify the Collateral Agent thereof and notify the third party of the Collateral Agent’s security interest therein and obtain an acknowledgment (a “Bailee Letter”) from such third party that (i) it is holding the Equipment and Inventory for the benefit of the Collateral Agent and (ii) such party will comply with instructions from the Collateral Agent with respect to such Pledged Collateral, without further consent of any Pledgors.

        Section 3.5.        Joinder of Additional Guarantors.  The Pledgors shall cause each Subsidiary of Borrower that, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the Credit Agreement, (a) to execute and deliver to the Collateral Agent (i) a Joinder Agreement within 30 days after the date on which it was acquired or created and (ii) a Perfection Certificate within 30 days after the date on which it was acquired or created and/or (b) in the case of a Subsidiary organized outside of the United States required to pledge any assets to the Collateral Agent, execute and deliver such documentation as the Collateral Agent shall reasonably request and, in each case, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein.  The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder.  The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement or any other Loan Document.

        Section 3.6.        Supplements; Further Assurances.  Each Pledgor shall take such further actions, and execute and deliver to the Collateral Agent such additional assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary, wherever required by applicable Legal Requirements, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Collateral Agent the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral.  Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent shall reasonably request.  If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in the Pledged Collateral or the perfection or priority thereof.  All of the foregoing shall be at the sole cost and expense of the Pledgors.

Article IV

Representations, Warranties and Covenants

Each Pledgor represents, warrants and covenants as follows:

        Section 4.1.        Title.  Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Collateral Liens, such Pledgor owns (or either owns or has a License to, in the case of Intellectual Property) and, as to Pledged Collateral acquired by it from time to time after the date hereof, will either own or hold a License to the rights in each item of Pledged Collateral pledged by it hereunder free and clear of any and all Liens or claims of others (except Permitted Collateral Liens).  Such Pledgor has not filed, nor authorized any third party to file a financing statement or other public notice with respect to all or any part of the Pledged Collateral on file or of record in any public office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or as are permitted by the Credit Agreement or otherwise relate to Permitted Collateral Liens or financing statements or public notices relating to the termination statements listed on Schedule 9(a) to the Perfection Certificate.  No person other than any Pledgor or the Collateral Agent has, or will have, control or possession of all or any part of the Pledged Collateral, except as expressly permitted by the Loan Documents.

        Section 4.2.        Validity of Security Interest.  The security interest in and Lien on the Pledged Collateral granted to the Collateral Agent for the ratable benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 1 hereto, a valid, enforceable, and except to the extent otherwise expressly permitted under Article III, perfected first priority security interest (other than Permitted Collateral Liens) in all the Pledged Collateral.  The security interest and Lien granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a valid, enforceable, and except to the extent otherwise expressly permitted under Article III, perfected, continuing first priority security interest therein, subject only to Permitted Collateral Liens.

        Section 4.3.        Defense of Claims;  Transferability of Pledged Collateral.  Each Pledgor shall, at its own cost and expense, use commercially reasonable efforts to defend title to the Pledged Collateral pledged by it hereunder and the security interest therein granted to the Collateral Agent and the priority thereof (subject to Permitted Collateral Liens) required hereunder against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party.  There is no agreement that restricts the transferability of any material portion of the Pledged Collateral or otherwise materially impairs or conflicts with any Pledgor’s obligations or the rights of the Collateral Agent hereunder, and the Pledgors shall not enter into any agreement or take any other action that would restrict the transferability of any material portion of the Pledged Collateral or otherwise materially impair or conflict with any Pledgor’s obligations or the rights of the Collateral Agent hereunder.

        Section 4.4.        Other Financing Statements.  No Pledgor has filed, nor authorized any third party to file (nor will there be) any valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than financing statements and other statements and instruments relating to Permitted Collateral Liens.  So long as any of the Secured Obligations remain unpaid and unperformed, no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder(s) of Permitted Collateral Liens.

        Section 4.5.        Chief Executive Office; Change of Name; Jurisdiction of Organization, etc.  Such Pledgor shall, (i) unless it shall have given the Collateral Agent not less than 30 days’ prior written notice (in the form of an Officers’ Certificate), not change its name, identity, legal structure (whether by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization or organizational identification number if it has one and (ii) take all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority (subject to Permitted Collateral Liens) of the Collateral Agent’s security interest in the Pledged Collateral granted or intended to be granted hereunder, which in the case of any merger or other change in organizational structure shall include delivering a written notice (in the form of an Officers’ Certificate) upon completion of such merger or other change in organizational structure confirming the grant of the security interest under this Agreement.  Unless it shall have given the Collateral Agent prior written notice (in the form of an Officers’ Certificate), such Pledgor shall not change its chief executive office, place of business or its mailing address.  If such Pledgor does not have an organizational identification number and later obtains one, such Pledgor shall forthwith notify the Collateral Agent of such organizational identification number.  The Collateral Agent may rely on opinions of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in this Section 4.5.  The Collateral Agent shall not be liable or responsible to any party for any failure to maintain a valid, enforceable, perfected security interest with the priority required hereunder in such Pledgor’s property constituting Pledged Collateral.  The Collateral Agent shall have no duty to inquire about such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

        Section 4.6.        Location of Inventory and Equipment.  As of the date hereof, all Equipment and Inventory of such Pledgor, individually or in the aggregate with a fair market value in excess of $250,000, is located at the chief executive office or such other location listed on Schedule 2(a), 2(b), 2(c) or 2(d) to the Perfection Certificate.  Such Pledgor shall not move any Equipment or Inventory, with a fair market value individually or in the aggregate in excess of $250,000, to any location other than (x) the chief executive office, (y) any other location listed on Schedule 2(a), 2(b), 2(c) or 2(d) to the Perfection Certificate, until (i) it shall have given the Collateral Agent not less than 20 days’ prior written notice (in the form of an Officers’ Certificate) of its intention so to do, clearly describing such new location within the continental United States and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, such Pledgor shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the perfection and priority (subject to Permitted Collateral Liens) of the security interest of the Collateral Agent in the Pledged Collateral intended to be granted hereby, including, to the extent required under Section 3.4(g), obtaining waivers of landlord’s or warehousemen’s and/or bailee’s liens with respect to such new location, if applicable, and if reasonably requested by the Collateral Agent.  Such Pledgor agrees to provide the Collateral Agent with prompt notice following the movement of any Equipment or Inventory, individually or in the aggregate with a fair market value in excess of $250,000, to any location other than one that is listed in Schedule 2(a), 2(b), 2(c) or 2(d) to the Perfection Certificate.

        Section 4.7.        Corporate Names; Prior Transactions.  Except as set forth in Schedules 1(a) and (b) to the Perfection Certificate, such Pledgor has not, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any person, or acquired any of its property or assets out of the ordinary course of business.

        Section 4.8.        Due Authorization and Issuance.  All of the Initial Pledged Shares have been, and to the extent any Pledged Shares are hereafter issued, such Pledged Shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable.  All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor’s status as a partner or a member of any issuer of the Initial Pledged Interests.

        Section 4.9.        Consents, etc.  No consent of any party (including equityholders or creditors of such Pledgor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other person is required for the exercise by the Collateral Agent of (i) the voting or other rights provided for in this Agreement or (ii) the remedies in respect of the Pledged Collateral pursuant to this Agreement.  In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or regulatory body or any other person therefor, then, upon the reasonable request of the Collateral Agent, each Pledgor agrees to use commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

        Section 4.10.        Pledged Collateral.  All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects.

        Section 4.11.        Insurance.  In the event that the proceeds of any insurance claim are paid after the Collateral Agent has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall be paid to the Collateral Agent to satisfy any deficiency remaining after such foreclosure.  The Collateral Agent shall retain its interest in the insurance policies and coverages required to be maintained pursuant to the Credit Agreement during any redemption period.

        Section 4.12.        Payment of Taxes; Compliance with Legal Requirements; Contesting Liens; Charges.  Each Pledgor may at its own expense contest the validity, amount or applicability of any Charges so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Credit Agreement.  Notwithstanding the foregoing sentence, (i) no contest of any such obligation may be pursued by such Pledgor if such contest would expose the Collateral Agent or any other Secured Party to (A) any possible criminal liability or (B) any civil liability for failure to comply with such obligations unless such Pledgor shall have furnished, if reasonably requested by the Collateral Agent or any Lender, a bond or other security therefor reasonably satisfactory to the Collateral Agent, or such Secured Party, as the case may be, and (ii) if at any time payment or performance of any obligation contested by such Pledgor pursuant to this Section 4.12 shall become necessary to prevent the imposition of remedies because of non-payment, such Pledgor shall pay or perform the same in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

        Section 4.13.        Access to Pledged Collateral, Books and Records; Other Information.  Each Pledgor shall permit representatives of the Collateral Agent or any Secured Party upon reasonable notice to visit and inspect any of its assets or properties, including to conduct any environmental assessments, sampling, testing or monitoring of the Mortgaged Property (such visits and inspections to be limited to one visit and inspection coordinated by the Collateral Agent per fiscal year so long as no Default or Event of Default has occurred and is continuing), and examine and make abstracts from any of its books and records (including insurance policies) at any reasonable time and upon reasonable notice.  Such Pledgor shall, at any and all times, within a reasonable time after written request by the Collateral Agent, furnish or cause to be furnished to the Collateral Agent, in such manner and in such detail as may be reasonably requested by the Collateral Agent, additional information with respect to the Pledged Collateral.  If a Default occurs and is continuing, the Collateral Agent shall have the right, but not the obligation, to access any Mortgaged Property to undertake any Response that the Collateral Agent in its sole but reasonable discretion deems appropriate at the sole but reasonable cost and expense of the Pledgors.

Article V

Certain Provisions Concerning Securities Collateral

        Section 5.1.        Pledge of Additional Securities Collateral.  Each Pledgor shall, upon obtaining any Pledged Securities or intercompany notes of any person (other than Excluded Property), accept the same in trust for the benefit of the Collateral Agent and promptly (and in any event within five Business Days thereafter) deliver to the Collateral Agent a Securities Pledge Amendment, duly executed by such Pledgor, and the certificates and other documents required under Section 3.1 and Section 3.2 in respect of the additional Pledged Securities or intercompany notes that are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or intercompany notes.  Each Pledgor hereby authorizes the Collateral Agent to attach each Securities Pledge Amendment to this Agreement and agrees that all Pledged Securities or intercompany notes listed on any Securities Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

        Section 5.2.        Voting Rights; Distributions; etc.  So long as no Event of Default shall have occurred and be continuing:

        (A)        Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Loan Documents or any other document evidencing the Secured Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner that is disadvantageous to any Agent or Lender in any material respect; and

        (B)        Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of Pledged Securities or Intercompany Notes shall promptly (and in any event within five Business Days after receipt thereof) be delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary or reasonably requested endorsement).

        (ii)        Upon the occurrence and during the continuance of any Event of Default:

        (A)        All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(i)(A) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights until the applicable Event of Default is no longer continuing, in which case the Collateral Agent’s rights under this Section 5.2(ii)(A) shall cease to be effective, subject to revesting in the event of a subsequent Event of Default that is continuing; and

        (B)        All rights of each Pledgor to receive Distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B) without further action shall cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions until the applicable Event of Default is no longer continuing, in which case the Collateral Agent’s rights under this Section 5.2(ii)(B) shall cease to be effective, subject to revesting in the event of a subsequent Event of Default that is continuing.

        (iii)        Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may reasonably request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(ii)(A) and to receive all Distributions which it may be entitled to receive under Section 5.2(ii)(B).

        (iv)        All Distributions that are received by any Pledgor contrary to the provisions of Section 5.2(ii)(B) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from the other funds of such Pledgor and shall immediately be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary or reasonably requested endorsement).

        Section 5.3.        Organizational Documents.  As of the date hereof, each Pledgor has delivered to the Collateral Agent true, correct, and complete copies of the Organizational Documents of such Pledgor.  As of the date hereof, the Organizational Documents of the Pledgors are in full force and effect, have not as of the date hereof been amended or modified except as disclosed in writing to the Collateral Agent, and there is no existing default by any party thereunder or any event which, with the giving of notice or passage of time or both, would constitute a default under any Organizational Documents.  No Pledgor will terminate or agree to terminate any Organizational Documents or make any amendment or modification to any Organization Documents if such termination, agreement to terminate, amendment or modification could reasonably be expected to have a Material Adverse Effect.

        Section 5.4.        Default.  As of the date hereof, such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder.  As of the date hereof, no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents of such Pledgor and certificates, if any, delivered to the Collateral Agent) which evidence any Pledged Securities of such Pledgor.

        Section 5.5.        Certain Agreements of Pledgors as Issuers and Holders of Equity Interests.  In the case of each Pledgor that is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

        (i)        In the case of each Pledgor that is a partner, member or holder of any Equity Interests in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Documents of such Pledgor to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Interests in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, member or holder of Equity Interests in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, a limited partner, member or holder of Equity Interests, as the case may be.

Article VI

Certain Provisions Concerning Intellectual Property Collateral

        Section 6.1.        Grant of License.  For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article VIII hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent licensable, exercisable solely upon the occurrence and during the continuance of any Event of Default, an irrevocable, non-exclusive worldwide license (exercisable without payment of royalty or other compensation to such Pledgor) to use, assign, license sublicense or otherwise dispose of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor (excluding, for the avoidance of doubt, any License that by its terms is prohibited from being so licensed to the extent constituting Excluded Property), wherever the same may be located.  Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

        Section 6.2.        Registration.  Except pursuant to material licenses and other user agreement entered into by any Pledgor in the ordinary course of business, on and as of the date hereof (i) each Pledgor owns and/or possesses the right to use, and has done nothing to authorize or enable any other person to use, any Copyright, Patent or Trademark listed on Schedules 14(a), (b) and (c) to the Perfection Certificate, and (ii) all registrations listed on Schedules 14(a), (b) and (c) to the Perfection Certificate are valid and in full force and effect.

        Section 6.3.        No Violations or Proceedings.  On and as of the date hereof, (i) there is no material violation by others of any right of such Pledgor with respect to any Copyright, Patent or Trademark listed on Schedules 14(a), (b) and (c) to the Perfection Certificate, respectively, pledged by it under the name of such Pledgor, (ii) such Pledgor is not infringing upon any Copyright, Patent or Trademark of any other person other than such infringement that, individually or in the aggregate, would not (and could not reasonably be expected to) result in a material adverse effect on the value or utility of the Intellectual Property Collateral or any portion thereof material to the use and operation of the Pledged Collateral or the Mortgaged Property and (iii) no proceedings have been instituted or are pending against such Pledgor or, to such Pledgor’s knowledge, threatened, and no such claim against such Pledgor has been received by such Pledgor since [September 29, 2010] alleging any such violation.

        Section 6.4.        Protection of Collateral Agent's Security.  On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of (A) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any material Patent, Trademark or Copyright or (B) the institution of any proceeding or any adverse determination in any federal, state or local court or administrative body regarding such Pledgor’s claim of ownership in or right to use any of the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or any Mortgaged Property, its right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain and protect the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or any Mortgaged Property as presently used and operated and as contemplated by the Credit Agreement, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral material to the use and operation of the Pledged Collateral or any Mortgaged Property as presently used and operated and as contemplated by the Credit Agreement, and not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intellectual Property Collateral without the prior written consent of the Collateral Agent, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event that may be reasonably expected to materially and adversely affect the value or utility of the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or any Mortgaged Property, the ability of such Pledgor or the Collateral Agent to dispose of such Intellectual Property Collateral or any portion thereof or the rights and remedies of the Collateral Agent in relation thereto including a levy or written threat of levy or any legal process against such Intellectual Property Collateral owned or licensed by such Pledgor or any portion thereof, (v) not license the Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral intended to be granted to the Collateral Agent for the ratable benefit of the Secured Parties, without the consent of the Collateral Agent, (vi) diligently keep adequate records respecting the Intellectual Property Collateral and (vii) furnish to the Collateral Agent from time to time upon the Collateral Agent’s request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Collateral Agent may from time to time request.

        Section 6.5.        After-Acquired Property.  If any Pledgor shall, at any time before the Secured Obligations have been paid and performed in full (other than contingent indemnification obligations that, pursuant to the provisions of the Credit Agreement or the Security Documents, survive the termination thereof), (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause (i) or (ii) of this sentence with respect to such Pledgor shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party (excluding any Intellectual Property Collateral that constitutes Excluded Property). Each Pledgor shall promptly (i) provide to the Collateral Agent written notice of any of the foregoing and (ii) confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) of the immediately preceding sentence of this Section 6.5 by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary or reasonably requested by the Collateral Agent to preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral to the extent such security interest in such Intellectual Property Collateral may be perfected under applicable Legal Requirements.  Further, each Pledgor authorizes the Collateral Agent to modify this Agreement by amending Schedules 14(a) - (c) to the Perfection Certificate to include any Intellectual Property Collateral acquired or arising after the date hereof of such Pledgor.

        Section 6.6.        Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral.  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all reasonable costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.6 in accordance with Section 10.03 of the Credit Agreement.  In the event that the Collateral Agent shall elect not to bring such suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any suit, proceeding or other action against any person so infringing necessary to prevent such infringement.

        Section 6.7.        Intent-to-Use Trademark and Service Mark Applications.  In connection with any intent-to-use trademark or service mark applications whether listed on Schedule 14(b) to the Perfection Certificate or otherwise, the Pledgors shall file a bona fide statement of use and shall take such other actions or steps as shall be required by the United States Patent and Trademark Office, to entitle such application to registration within 10 Business Days following the date of first use in commerce of the mark that is the subject of such application.  Upon acceptance of such bona fide statement of use by the United States Patent and Trademark Office, such application shall automatically become subject to the security interest granted herein.  The Pledgors shall execute any further documents and instruments as the Collateral Agent reasonably may deem necessary or appropriate to confirm, implement, or enforce the Collateral Agent’s security interest in such applications.  If the Pledgors fail to execute such further documents and instruments within five Business Days of presentment, the Collateral Agent may, in the name of, and on behalf of, the Pledgors, execute such documents and instruments and make appropriate disposition of same, and the Pledgors hereby irrevocably appoint the Collateral Agent as their lawful attorney-in-fact with full power to do so.  The foregoing power of attorney is coupled with an interest and such appointment shall be irrevocable for the term hereof.

Article VII

Certain Provisions Concerning Accounts

        Section 7.1.        Special Representation and Warranties.  As of the time when each of its Accounts arises, each Pledgor shall be deemed to have represented and warranted that such Account and all records, papers and documents relating thereto (i) are genuine and correct and in all material respects what they purport to be, subject to ordinary course accounts receivable adjustments and refunds, (ii) to the Pledgor’s knowledge, represent the legal, valid and binding obligation of the account debtor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, evidencing indebtedness unpaid and owed by such account debtor, arising out of the performance of labor or services or the sale, lease, license, assignment or other disposition and delivery of the goods or other property listed therein or out of an advance or a loan, (iii) will, in the case of an Account, except for the original or duplicate original invoice sent to purchase evidencing such purchaser’s account, be the only original writing evidencing and embodying such obligation of the account debtor named therein and (iv) are in all material respects in compliance and conform with all applicable Legal Requirements.

        Section 7.2.        Maintenance of Records.  Each Pledgor shall keep and maintain at its own cost and expense complete records of each Account, in a manner consistent with its customary business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including all documents evidencing Accounts and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Accounts or the Collateral Agent’s security interest therein without the consent of any Pledgor, but subject at all times to Section 10.12 of the Credit Agreement.

        Section 7.3.        Legend.  At the reasonable request of the Collateral Agent and in form and manner reasonably satisfactory to the Collateral Agent, at any time after the occurrence and during the continuance of any Event of Default, each Pledgor shall legend the Accounts to the extent represented or evidenced by a written instrument and the other books, records and documents of such Pledgor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned for collateral purposes to the Collateral Agent for the ratable benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

        Section 7.4.        Modification of Terms, etc.  No Pledgor shall rescind or cancel any obligations evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business, or extend or renew any such obligations except in the ordinary course of business or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the ordinary course of business; in each case, without the prior written consent of the Collateral Agent.  Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Accounts.

        Section 7.5.        Collection.  Each Pledgor shall cause to be collected from the account debtor of each of the Accounts, as and when due in the ordinary course of business and consistent with past practices (including Accounts that are delinquent, such Accounts to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that any Pledgor may, with respect to an Account, allow in the ordinary course of business (i) accounts receivable adjustments or refunds and (ii) such extensions of time to pay amounts due in respect of Accounts and such other modifications of payment terms or settlements in respect of Accounts as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time and in compliance with applicable Legal Requirements. The costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by any Pledgor, the Collateral Agent or any Secured Party, shall be paid by the Pledgors. Nothing in this Agreement shall prohibit any Pledgor from writing off bad debt in the ordinary course of business, consistent with past practices.

Article VIII

Remedies

        Section 8.1.        Remedies. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

        (i)        Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

        (ii)        Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than one Business Day after receipt thereof) pay such amounts to the Collateral Agent;

        (iii)        Subject to Section 8.2 and Section 8.4, sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

        (iv)        Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense:  (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition.  Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 8.1(iv) is of the essence hereof.  Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to decree requiring specific performance by any Pledgor of such obligation;

        (v)        Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral;

        (vi)       Retain and apply the Distributions to the Secured Obligations as provided in Article IX hereof;

        (vii)      Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

        (viii)     All the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 8.2, sell, assign, transfer or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.  The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of any Pledged Collateral payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any Legal Requirement now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, any claims against the Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

        Section 8.2.        Notice of Sale.  Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by any Legal Requirement, 10 days prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters unless the Pledged Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market (in which case no such prior notice shall be required).  No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

        Section 8.3.        Waiver of Notice and Claims; Other Waivers; Marshalling.  (i) Each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, notice of judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of any of the Pledged Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under any Legal Requirement, and each Pledgor hereby further waives, to the fullest extent permitted by applicable Legal Requirements (i) all damages occasioned by such taking of possession,

        (ii)        all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable Legal Requirements.  The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article VIII except to the extent resulting solely from the Collateral Agent’s gross negligence or willful misconduct as finally judicially determined by a court of competent jurisdiction.  Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity or otherwise against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

        (ii)        To the maximum extent permitted by applicable Legal Requirements, each Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of Credit Extensions, Pledged Collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description.

        (iii)        The Collateral Agent shall not be required to marshal any present or future collateral security (including the Pledged Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order. To the maximum extent permitted by applicable Legal Requirements, each Pledgor hereby agrees that it will not invoke any Legal Requirement relating to the marshalling of collateral and hereby irrevocably waives the benefits of all such Legal Requirements.

        Section 8.4.        Standards for Exercising Rights and Remedies.  To the extent that applicable Legal Requirements impose duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Pledgor acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent, in the exercise of such remedies in accordance with all other terms hereof, (i) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Pledged Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Pledged Collateral to be disposed of, or to obtain or, if not required by other Legal Requirements, to fail to obtain consents for Governmental Authorities or third parties for the collection or disposition of Pledged Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other persons obligated on Pledged Collateral or to fail to remove liens or encumbrances on or any adverse claims against Pledged Collateral, (iv) to exercise collection remedies against account debtors and other persons obligated on Pledged Collateral directly or through the use of collection agencies and other collection specialists, subject to their compliance with applicable Legal Requirements, (v) to advertise dispositions of Pledged Collateral through publications or media of general circulation, whether or not the Pledged Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as any Pledgor, for expressions of interest in acquiring all or any portion of the Pledged Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Pledged Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Pledged Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Pledged Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets,

        (ix)        to dispose of assets in wholesale rather than retail markets, (x) to disclaim or modify disposition warranties, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Pledged Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Pledged Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Pledged Collateral. The Pledgors acknowledge that the purpose of this Section 8.4 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would fulfill the Collateral Agent’s duties under the UCC or other Legal Requirements of the State or any other relevant jurisdiction in the Collateral Agent’s exercise of remedies against the Pledged Collateral and that other actions or omissions by the Collateral Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 8.4. Without limiting the foregoing, nothing contained in this Section 8.4 shall be construed to grant any rights to any Pledgor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable Legal Requirements in the absence of this Section 8.4.

        Section 8.5.        Certain Sales of Pledged Collateral.  Each Pledgor recognizes that, by reason of certain prohibitions contained in Legal Requirements, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of a Governmental Authority.  Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable Legal Requirements, the Collateral Agent shall have no obligation to engage in public sales.

        (ii)        Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state or foreign securities’ laws, the Collateral Agent may be compelled, with respect to any sale or disposition of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state or foreign securities laws, even if such issuer would agree to do so.

        (iii)        Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the request of the Collateral Agent, for the benefit of the Collateral Agent and the other Secured Parties, cause any registration, qualification under or compliance with any federal, state or foreign securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will cause such registration to be effected (and be kept effective) and cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state or foreign securities laws and appropriate compliance with all other requirements of any Governmental Authority.  Each Pledgor shall cause the Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (iv)        If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall, and shall cause each issuer of Securities Collateral and Investment Property to be sold hereunder to, from time to time furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number and nature or interest, of securities or other instruments included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

        (v)        Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8.5 will cause irreparable injury to the Collateral Agent and other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8.5 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

        Section 8.6.        No Waiver; Cumulative Remedies.  No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by applicable Legal Requirements, in equity or otherwise.

        (ii)        In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

        Section 8.7.        Certain Additional Actions Regarding Intellectual Property.  If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Intellectual Property Collateral or such other documents as are necessary or appropriate to carry out the intent and purposes hereof; provided, however, that if the Event of Default is no longer continuing, the Collateral Agent shall promptly execute and deliver to each Pledgor such reassignments or other documents necessary to place such Pledgors in control and ownership of such Intellectual Property Collateral.

Article IX

Application of Proceeds

        Section 9.1.        Application of Proceeds.  The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with the Credit Agreement.

Article X

Miscellaneous

        Section 10.1.        Concerning Collateral Agent.  The Collateral Agent has been appointed as Collateral Agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement.  The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement.  Each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of the Secured Parties in accordance with the terms of this Agreement.  The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.  The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement.  Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

        (ii)        Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests; provided that neither the Collateral Agent nor any of the other Secured Parties nor any of their respective directors, officers, employees or agents shall have responsibility for (x) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters (y) failing to demand, collect or realize upon all or any part of the Pledged Collateral or for any delay in doing so or (z) failing to take any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

        (iii)        The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

        (iv)        If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the provisions hereof shall control.

        Section 10.2.        Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay Charges, (iii) make repairs, or (iv) discharge Liens or pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of Section 4.12 hereof.  Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.03 of the Credit Agreement.  Neither the provisions of this Section 10.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 10.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default.  Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Collateral Agent’s reasonable discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Loan Documents which the Collateral Agent reasonably may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof.  Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

        Section 10.3.        Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns.  No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto (except for Permitted Collateral Liens). Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any obligations held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and Permitted Hedging Agreements.

        Section 10.4.        Termination; Release.  This Agreement shall terminate and the Pledged Collateral shall be released from the Lien of this Agreement when the Commitments have been terminated and the principal of and interest and premium (if any) on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full (other than contingent indemnification obligations that, pursuant to the provisions of the Credit Agreement of the Security Documents, survive the termination thereof) and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full. Upon termination hereof, the security interests granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgor or to such other person as may be entitled thereto pursuant to any Order or other applicable Legal Requirement. Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Collateral Agent shall promptly (and in any event within 10 Business Days), upon the written request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to the Pledgors, against receipt and without recourse to or warranty by the Collateral Agent except that the Collateral Agent has not assigned or otherwise transferred its security interest in the Pledged Collateral, such of the Pledged Collateral to be released (in the case of a release) as may be in possession or control of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, with such endorsements or proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

        Section 10.5.        Modification in Writing.  No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Agent.  Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

        Section 10.6.        Notices.  Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10.6.

        Section 10.7.        Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.  This Agreement and any claims, controversy, dispute or cause of action (whether sounding in contract law or tort law or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law principles that would apply the laws of another jurisdiction.

        (b)        Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any loan document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable legal requirements, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable legal requirements.  Nothing in this Agreement or any other loan document or otherwise shall affect any right that the Collateral Agent, any other agent, the Issuing Bank or any lender or other secured party may otherwise have to bring any action or proceeding relating to this Agreement or any other loan document against any Pledgor or its properties in the courts of any jurisdiction.

        (c)        Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other loan document in any court referred to in Section 10.7(b).  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable legal requirements, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (d)        Each party to this Agreement irrevocably consents to service of process in any action or proceeding arising out of or relating to any loan document, in the manner provided for notices (other than telecopy) in Section 10.6.  Nothing in this Agreement or any other loan document will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable legal requirements.

        (e)        Each Party hereto hereby waives, to the fullest extent permitted by applicable legal requirements, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement, any other loan document, the transactions or the other transactions contemplated hereby or thereby (whether based on contract, tort or any other theory).  Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 10.7.

        Section 10.8.        Severability of Provisions.  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        Section 10.9.        Execution in Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

        Section 10.10.        Business Days.  In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

        Section 10.11.        Waiver of Stay.  Each Pledgor covenants that in the event that such Pledgor or any property or assets of such Pledgor shall hereafter become the subject of a voluntary or involuntary proceeding under the Bankruptcy Code or such Pledgor shall otherwise be a party to any federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of the Bankruptcy Code or any similar provision in any such Legal Requirement is applicable, then, in any such case, whether or not the Collateral Agent has commenced foreclosure proceedings under this Agreement, such Pledgor shall not, and each Pledgor hereby expressly waives its right to (to the extent it may lawfully do so) at any time insist upon, plead or in any whatsoever, claim or take the benefit or advantage of any such automatic stay or such similar provision as it relates to the exercise of any of the rights and remedies (including any foreclosure proceedings) available to the Collateral Agent as provided in this Agreement, in any other Security Document or any other document evidencing the Secured Obligations. Each Pledgor further covenants that it will not hinder, delay or impede the execution of any power granted herein to the Collateral Agent, but will suffer and permit the execution of every such power as though no law relating to any stay or similar provision had been enacted.

        Section 10.12.        No Credit for Payment of Taxes or Imposition.  No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

        Section 10.13.        No Claims Against Collateral Agent.  Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

        Section 10.14.        No Release.  Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith.  The obligations of each Pledgor contained in this Section 10.14 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents (other than contingent indemnification obligations that, pursuant to the provisions of the Credit Agreement or the Security Documents, survive the termination thereof).

        Section 10.15.        Overdue Amounts.  Until paid, all amounts due and payable under this Agreement shall constitute Secured Obligations and shall bear interest, whether before or after judgment, at the Default Rate.  Nothing in this Section 10.15 shall affect the Default Rate or the circumstances in which the Default Rate is payable pursuant to the Credit Agreement.

        Section 10.16.        Obligations Absolute.  All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

        (i)         any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;

        (ii)        any lack of validity or enforceability of any Loan Document, or any other agreement or instrument relating thereto against any Pledgor;

        (iii)       any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;

        (iv)       any pledge, exchange, release or non-perfection or loss of priority of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

        (v)        any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, or any Loan Document; or

        (vi)       any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

[Remainder of This Page Intentionally Left Blank]

In Witness Whereof, the Pledgors and the Collateral Agent have caused this Security Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

Steak n Shake Operations, Inc.,
as Pledgor

By:	/s/
Name:
Title:

Steak n Shake, LLC,
as Pledgor

By:	/s/
Name:
Title:

Steak n Shake Enterprises, Inc.,
as Pledgor

By:	/s/
Name:
Title:

[Signature Page to Security Agreement]

Fifth Third Bank,
as Collateral Agent

By:	/s/
Name:
Title:

[Signature Page to Security Agreement]

Schedule 1

Perfection Steps

1.	UCC financing statement naming Steak n Shake Operations, Inc. as debtor filed with the Indiana Secretary of State.

2 .	UCC financing statement naming Steak n Shake, LLC as debtor filed with the Indiana Secretary of State.

3.	UCC financing statement naming Steak n Shake Enterprises, Inc. as debtor filed with the Indiana Secretary of State.

4.	Patent Security Agreement filed with the United States Patent and Trademark Office.

5.	Trademark Security Agreement filed with the United States Patent and Trademark Office.

Exhibit 1

[Form of]
Issuer’s Acknowledgment

The undersigned hereby (i) acknowledges receipt of a copy of that certain Security Agreement dated as of September 25, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by Steak n Shake Operations, Inc., an Indiana corporation (the “Borrower”), the Guarantors party thereto and Fifth Third Bank, as Collateral Agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Collateral Agent or its nominee with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees that the “issuer’s jurisdiction” (as defined in Section 8-110 of the UCC) is the State of New York, U.S.A., (v) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Agent therein and (vi) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

Exhibit 2

[Form of]
Securities Pledge Amendment

This Security Pledge Amendment, dated as of _________ __, 20__ (the “Pledge Amendment”) is delivered pursuant to Section 5.1 of that certain Security Agreement dated as of September 25, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by Steak n Shake Operations, Inc., an Indiana corporation (the “Borrower”), the Guarantors party thereto and Fifth Third Bank, as Collateral Agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”). The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

[___________________]

By:
Name:
Title:

Agreed To and Accepted:

Fifth Third Bank,
as Collateral Agent

By:
Name:
Title:

Pledged Securities

Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests	Percentage of All Issued Capital or Other Equity Interest of Issuer

Intercompany Notes
Issuer	Principal Amount	Date of Issuance	Interest Rate	Maturity Date

2

Exhibit 3

[Form of]
Joinder Agreement

[Name of New Pledgor]
[Address of New Pledgor]

[Date]

____________________
____________________
____________________
____________________

Ladies and Gentlemen:

Reference is made to that certain Security Agreement dated as of September 25, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by Steak n Shake Operations, Inc., an Indiana corporation (the “Borrower”), the Guarantors party thereto and Fifth Third Bank, as Collateral Agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [________________] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement.  The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement.  The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in the Credit Agreement and the other Loan Documents to the same extent that it would have been bound if it had been a signatory to the Credit Agreement and the other Loan Documents on the execution date or dates of the Credit Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor under the Credit Agreement and the other Loan Documents and a Pledgor under the Security Agreement and the other Loan Documents.  The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to (i) the Pledgors contained in the Security Agreement and the other Loan Documents and (ii) the Guarantors under the Credit Agreement and the other Loan Documents.

Annexed hereto are supplements to each of the Schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor.  Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Joinder Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

This Joinder Agreement shall be governed by, and shall be construed and enforced in accordance with, the law of the State of New York.

[Remainder of this page intentionally left blank]

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In Witness Whereof, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[New Pledgor],

By:
Name:
Title:

Agreed To and Accepted:

Fifth Third Bank,
as Collateral Agent

By:
Name:
Title:

[Schedules to be attached]

Exhibit 4

[Form of]
Securities Account Control Agreement1

This Securities Account Control Agreement (this “Control Agreement”), dated as of [_________________] by and among [___________], a [____________] [__________] (the “Pledgor”)2, Fifth Third Bank (the “Collateral Agent”) and [_______________] in its capacity as a “securities intermediary” (as defined in Section 8-102 of the UCC) (the “Financial Institution”), is delivered pursuant to (i) that certain Credit Agreement dated as of September 25, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Steak n Shake Operations, Inc., an Indiana corporation (the “Borrower”), each of the Subsidiary Guarantors listed on the signature pages thereto, the Lenders from time to time party thereto and several agents party thereto, including the Collateral Agent, and (ii) the Security Agreement.  This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Accounts (as defined below).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.  Terms used but not defined herein that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

1.Confirmation of Establishment and Maintenance of Designated Account.  The Financial Institution hereby confirms that (i) the Financial Institution has established for the Pledgor and maintains the account(s) listed on Schedule 1 attached hereto (such account(s), together with each such other account maintained by the Pledgor with the Financial Institution collectively, the “Designated Accounts” and each a “Designated Account”), and (ii) each Designated Account is a “securities account” as such term is defined in Article 8 of the UCC.

2.Control.  The Collateral Agent shall at all times have “control” (as defined in Section 8-106 of the UCC) of any Designated Account; provided that unless and until delivery by the Collateral Agent of Notice of Sole Control pursuant to Section 7(i) hereof to the Financial Institution, the Pledgor shall have the right from time to time to write checks against and make withdrawals from and transfers of amounts in the Designated Accounts.  From and after delivery by the Collateral Agent of Notice of Sole Control pursuant to Section 7(i) hereof to the Financial Institution until such time as the Collateral Agent delivers written notice to the Financial Institution rescinding such Notice of Sole Control (such period, the “Activation Period”), the Financial Institution shall comply solely with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) and instructions originated by the Collateral Agent without further consent of the Pledgor or any person or entity acting or purporting to act for the Pledgor being required, including, without limitation, directing disposition of the financial assets in each Designated Account.  Prior to and after the end of any Activation Period, the Financial Institution shall be entitled to honor the Pledgor’s instructions and directions with respect to any transfer or withdrawal of financial assets from the Designated Accounts.

1   ____

2    Insert applicable Loan Party.

3.Subordination of Lien; Waiver of Set-Off.  In the event that the Financial Institution has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Designated Account, the Financial Institution hereby agrees that such security interest shall be subordinate to that of the Secured Parties.  The financial assets credited to any Designated Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person or entity other than the Secured Parties (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

4.Choice of Law.  Both this Control Agreement and the Designated Account(s) shall be governed by the law of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC) and the Designated Account(s) shall be governed by the law of the State of New York.

5.Conflict with Other Agreements; Amendments.  As of the date hereof, there are no other agreements entered into between the Financial Institution and the Pledgor with respect to any Designated Account or any financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts).  The Financial Institution and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof.  The Financial Institution and the Pledgor will not enter into any other agreement with respect to “control” of the Designated Accounts without the prior written consent of the Collateral Agent acting in its sole discretion.  In the event of any conflict with respect to “control” over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.  No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

6.Notice of Adverse Claims.  Except for the claims and interest of the Secured Parties and of the Pledgor in the Designated Account(s), the Financial Institution on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any financial assets credited thereto and does not know of any claim that any person or entity other than the Collateral Agent has been given “control” of any Designated Account or any such financial assets.  If any person or entity asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of “control”) against any financial assets credited to any Designated Account, the Financial Institution will promptly notify the Collateral Agent and the Pledgor thereof.

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7.Maintenance of Designated Accounts.  In addition to, and not in lieu of, the obligation of the Financial Institution agreed in Section 2 hereof, the Financial Institution agrees to maintain the Designated Accounts as follows:

(i)    Notice of Sole Control.  Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may deliver to the Financial Institution a notice of sole control in substantially the form set forth in Exhibit A attached hereto (the “Notice of Sole Control”) with respect to any Designated Account.  If at any time the Collateral Agent delivers a Notice of Sole Control to the Financial Institution, the Financial Institution agrees that, after receipt of such notice, it will take all entitlement orders and other instruction with respect to such Designated Account solely from the Collateral Agent.  Without limiting the generality of the first sentence of this paragraph, upon receipt of a Notice of Sole Control, the Financial Institution shall follow all instructions given by the Collateral Agent, including, without limitation, instructions for distribution or transfer of any financial assets in any Designated Account to be made to the Collateral Agent.  No later than ten Business Days after such Event of Default shall have ceased to exist in accordance with the terms of the Credit Agreement, the Collateral Agent shall deliver written notice to the Financial Institution rescinding the applicable Notice of Sole Control.

(ii)   Statements and Confirmations.  The Financial Institution will promptly send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account to each of the Pledgor and the Collateral Agent at the address set forth in Section 11 hereof.  The Financial Institution will promptly provide to the Collateral Agent and to the Pledgor, upon the Collateral Agent’s request therefor from time to time and, in any event as of the last Business Day of each calendar month, a statement of the cash balance and financial assets in each Designated Account.

8.Representations, Warranties and Covenants of the Financial Institution.  The Financial Institution hereby makes the following representations, warranties and covenants:

(i)            The Designated Accounts have been established as set forth in Section 1 hereof and each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement.  The Financial Institution shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent.

(ii)           The Financial Institution is a “securities intermediary,” as such term is defined in Section 8-102 of the UCC.

(iii)          Al property credited to any Designated Account will be treated as “financial assets,” as such term is defined in Section 8-102 of the UCC.

(iv)          This Control Agreement is the valid and legally binding obligation of the Financial Institution, enforceable against the Financial Institution in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3

(v)          The Financial Institution has not entered into any agreement with any other person or entity pursuant to which it has agreed to comply with any entitlement orders or instructions with respect to any Designated Account.  Until the termination of this Control Agreement, the Financial Institution will not, without the written approval of the Collateral Agent, enter into any agreement with any person or entity pursuant to which it agrees to comply with any orders or instructions of such person with respect to any Designated Account.

(vi)         The Financial Institution has not entered into any other agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Financial Institution to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof.

9.Indemnification of Financial Institution.  The Pledgor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Control Agreement and the Financial Institution’s compliance with the terms of this Control Agreement, except to the extent that such liabilities arise from the Financial Institution’s gross negligence or willful misconduct, and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Control Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, claims, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Control Agreement.

10.Successors; Assignment.  The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assignees.

4

11.Notices.  Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[___________________]
Attention:
Telephone:
Telecopy:

with a copy to:	[___________________]
Attention:
Telephone:
Telecopy:

Financial Institution:	[___________________]
[___________________]
[___________________]
[___________________]
Attention:
Telephone:
Telecopy:

Collateral Agent:	Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263
Attention:
Telephone:
Telecopy:

Any party may change its address for notices in the manner set forth above.

12.Termination.  The rights and powers granted herein to the Collateral Agent have been granted in order to perfect the security interests of the Secured Parties in the Designated Accounts and are powers coupled with an interest that will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time.  The obligations of the Financial Institution hereunder shall continue in effect until the termination of the security interests of the Secured Parties with respect to the Designated Account(s) and the Collateral Agent has notified the Financial Institution of such termination in writing.

13.Severability.  If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

5

14.Counterparts.  This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Control Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Control Agreement.

[Remainder of this page intentionally left blank]

6

[___________________________________]3

By:
Name:
Title:

Fifth Third Bank, as Collateral Agent

By:
Name:
Title:

[___________________], as Securities Intermediary

By:
Name:
Title:

3   Insert applicable Loan Party.

Schedule 1

Designated Account(s)

Exhibit A

[Letterhead of Fifth Third Bank]

[Date]

[Financial Institution]
[Address]
Attention: _______________________

Re:Notice of Sole Control

Ladies and Gentlemen:

As referenced in Section 7(i) of the Securities Account Control Agreement dated as of [_________ __, 20__], among [applicable Pledgor]4, us and you (the “Control Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement) (a copy of which is attached), we hereby give you notice of our sole control over the Designated Account(s), account number(s): ___________________________ (the “Specified Designated Accounts”).  You are hereby instructed not to accept any entitlement orders or any other order, direction or instructions with respect to the Specified Designated Accounts or any financial assets credited thereto from any person or entity other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [applicable Pledgor].

Very truly yours,

Fifth Third Bank, as Collateral Agent

By:
Name:
Title:

cc:[applicable Pledgor]

4    Insert applicable Loan Party.

Exhibit 5

 [Form of]

Deposit Account Control Agreement

This Deposit Account Control Agreement (this “Control Agreement”), dated as of [__________________] by and among [_____________]5, a [__________] [__________] (the “Pledgor”), Fifth Third Bank (the “Collateral Agent”) and [_______________] in its capacity as a “bank” as defined in Section 9-102 of the UCC (the “Financial Institution”), is delivered pursuant to (i) that certain Credit Agreement dated as of September 25, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Steak n Shake Operations, Inc., an Indiana corporation (the “Borrower”), each of the Subsidiary Guarantors listed on the signature pages thereto, the Lenders from time to time party thereto and the several agents party thereto, including the  Collateral Agent, and (ii) the Security Agreement.  This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Accounts (as defined below).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        1.        Confirmation of Establishment and Maintenance of Designated Account.  The Financial Institution hereby confirms that (i) the Financial Institution has established for the Pledgor and maintains the deposit account(s) listed on Schedule 1 attached hereto (such deposit account(s), together with each such other deposit account maintained by the Pledgor with the Financial Institution collectively, the “Designated Accounts” and each a “Designated Account”), and (ii) each Designated Account is a “deposit account” as such term is defined in Article 9 of the UCC.

        2.        Control.  The Collateral Agent shall at all times have “control” (as defined in Section 9-104 of the UCC) of any Designated Account; provided that unless and until delivery by the Collateral Agent of Notice of Sole Control pursuant to Section 7(i) hereof to the Financial Institution, the Pledgor shall have the right from time to time to write checks against and make withdrawals from and transfers of amounts in the Designated Accounts.  From and after delivery by the Collateral Agent of Notice of Sole Control pursuant to Section 7(i) hereof to the Financial Institution until such time as the Collateral Agent delivers written notice to the Financial Institution rescinding such Notice of Sole Control (such period, the “Activation Period”), the Financial Institution shall comply solely with instructions originated by the Collateral Agent without further consent of the Pledgor or any person or entity acting or purporting to act for the Pledgor being required, including, without limitation, directing disposition of the funds in each Designated Account.  Prior to and after the end of any Activation Period, the Financial Institution shall be entitled to honor the Pledgor’s instructions and directions with respect to any transfer or withdrawal of funds from the Designated Accounts.

5    Insert applicable Loan Party.

        3.        Subordination of Lien; Waiver of Set-Off.  In the event that the Financial Institution has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Designated Account, the Financial Institution hereby agrees that such security interest shall be subordinate to that of the Secured Parties.  The funds deposited into any Designated Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person or entity other than the Secured Parties (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

        4.        Choice of Law.  Both this Control Agreement and the Designated Account(s) shall be governed by the law of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the Designated Account(s) shall be governed by the law of the State of New York.

        5.        Conflict with Other Agreements; Amendments.  As of the date hereof, there are no other agreements entered into between the Financial Institution and the Pledgor with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts).  The Financial Institution and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof.  The Financial Institution and the Pledgor will not enter into any other agreement with respect to “control” of the Designated Accounts without the prior written consent of the Collateral Agent acting in its sole discretion.  In the event of any conflict with respect to “control” over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.  No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

        6.        Notice of Adverse Claims.  Except for the claims and interest of the Secured Parties and of the Pledgor in the Designated Account(s), the Financial Institution on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any funds credited thereto and does not know of any claim that any person or entity other than the Collateral Agent has been given “control” of any Designated Account or any such funds.  If any person or entity asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of “control”) against any funds in any Designated Account, the Financial Institution will promptly notify the Collateral Agent and the Pledgor thereof.

        7.        Maintenance of Designated Accounts.  In addition to, and not in lieu of, the obligation of the Financial Institution agreed in Section 2 hereof, the Financial Institution agrees to maintain the Designated Accounts as follows:

2

        (i)        Notice of Sole Control.  Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may deliver to the Financial Institution a notice of sole control in substantially the form set forth in Exhibit A attached hereto (the “Notice of Sole Control”) with respect to any Designated Account.  If at any time the Collateral Agent delivers a Notice of Sole Control to the Financial Institution, the Financial Institution agrees that, after receipt of such notice, it will take all instruction with respect to such Designated Account solely from the Collateral Agent.  Without limiting the generality of the first sentence of this paragraph, upon receipt of a Notice of Sole Control, the Financial Institution shall follow all instructions given by the Collateral Agent, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account to be made to the Collateral Agent.  No later than ten Business Days after such Event of Default shall have ceased to exist in accordance with the terms of the Credit Agreement, the Collateral Agent shall deliver written notice to the Financial Institution rescinding the applicable Notice of Sole Control.

        (ii)       Statements and Confirmations.  The Financial Institution will promptly send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account to each of the Pledgor and the Collateral Agent at the address set forth in Section 11 hereof.  The Financial Institution will promptly provide to the Collateral Agent and to the Pledgor, upon the Collateral Agent’s request therefore from time to time and, in any event as of the last Business Day of each calendar month, a statement of the cash balance in each Designated Account.

        8.        Representations, Warranties and Covenants of the Financial Institution.  The Financial Institution hereby makes the following representations, warranties and covenants:

        (i)        The Designated Accounts have been established as set forth in Section 1 hereof and each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement.  The Financial Institution shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent.

        (ii)       The Financial Institution is a “bank,” as such term is defined in Section 9-102(a)(8) of the UCC.

        (iii)      This Control Agreement is the valid and legally binding obligation of the Financial Institution, enforceable against the Financial Institution in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

        (iv)     The Financial Institution has not entered into any agreement with any other person or entity pursuant to which it has agreed to comply with any orders or instructions with respect to any Designated Account.  Until the termination of this Control Agreement, the Financial Institution will not, without the written approval of the Collateral Agent, enter into any agreement with any person or entity pursuant to which it agrees to comply with any orders or instructions of such person or entity with respect to any Designated Account.

3

        (v)      The Financial Institution has not entered into any other agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Financial Institution to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof.

        9.        Indemnification of Financial Institution.  The Pledgor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Control Agreement and the Financial Institution’s compliance with the terms of this Control Agreement, except to the extent that such liabilities arise from the Financial Institution’s gross negligence or willful misconduct, and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Control Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, claims, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Control Agreement.

        10.        Successors; Assignment.  The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assignees.

        11.        Notices.  Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[___________________]
Attention:
Telephone:
Telecopy:

with a copy to:	[___________________]
Attention:
Telephone:
Telecopy:

Financial Institution:	[___________________]
[___________________]
[___________________]
[___________________]
Attention:
Telephone:
Telecopy:

Collateral Agent:	Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263
Attention:
Telephone:
Telecopy:

4

Any party may change its address for notices in the manner set forth above.

        12.        Termination.  The rights and powers granted herein to the Collateral Agent have been granted in order to perfect the security interests of the Secured Parties in the Designated Accounts and are powers coupled with an interest that will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time.  The obligations of the Financial Institution hereunder shall continue in effect until the termination of the security interests of the Secured Parties with respect to the Designated Account(s) and the Collateral Agent has notified the Financial Institution of such termination in writing.

        13.        Severability.  If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

        14.        Counterparts.  This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Control Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Control Agreement.

[Remainder of this page intentionally left blank]

5

[___________________________________]6

By:
Name:
Title:

Fifth Third Bank, as Collateral Agent

By:
Name:
Title:

[___________________], as Securities Intermediary

By:
Name:
Title:

6    Insert applicable Loan Party.

Schedule 1

Designated Account(s)

Exhibit A

[Letterhead of Fifth Third Bank]

[Date]

[Financial Institution]
[Address]
Attention: _______________________

Re:Notice of Sole Control

Ladies and Gentlemen:

As referenced in Section 7(i) of the Securities Account Control Agreement dated as of [_________ __, 20__], among [applicable Pledgor]7, us and you (the “Control Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement) (a copy of which is attached), we hereby give you notice of our sole control over the Designated Account(s), account number(s): ___________________________ (the “Specified Designated Accounts”).  You are hereby instructed not to accept any entitlement orders or any other order, direction or instructions with respect to the Specified Designated Accounts or any financial assets credited thereto from any person or entity other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [applicable Pledgor].

Very truly yours,

Fifth Third Bank, as Collateral Agent

By:
Name:
Title:

cc:[applicable Pledgor]

7    Insert applicable Loan Party.

Exhibit 6

[Form of]
Copyright Security Agreement

This Copyright Security Agreement (this “Copyright Security Agreement”), dated as of [_________________], by Steak n Shake Operations, Inc., an Indiana corporation (the “Borrower”) and each Guarantor listed on Schedule 1 hereto (collectively, the “Original Guarantors,” together with the Borrower, the “Pledgors”), in favor of Fifth Third Bank, in its capacity as Collateral Agent pursuant to the Credit Agreement dated as of September 25, 2012 (in such capacity, the “Collateral Agent”).

W i t n e s s e t h:

Whereas, Pledgors are party to a Security Agreement of even date with the Credit Agreement (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement.

Now, Therefore, in consideration of the premises and to induce the Collateral Agent, for the ratable benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

        Section 1.        Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

        Section 2.        Grant of Security Interest in Copyright Collateral.  Each Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor (collectively, the “Copyright Collateral”):

        (a)        Copyrights of such Pledgor listed on Schedule 28 attached hereto; and

        (b)        all Proceeds of any and all of the foregoing (other than Excluded Property).

        Section 3.        Security Agreement.  The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

8   List the Copyrights identified in the Perfection Certificate.

        Section 4.        Termination.  Upon the full payment and performance of the Secured Obligations (other than contingent indemnification obligations that, pursuant to the provisions of the Credit Agreement or the Security Documents, survive the termination thereof), upon written request of the Borrower, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

[Signature Page Follows]

2

In Witness Whereof, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

[Pledgors]

By:
Name:
Title:

[Original Guarantors]9

By:
Name:
Title:

Accepted and Agreed:

Fifth Third Bank, as Collateral Agent

By:
Name:
Title:

9   This agreement needs to be executed only by any Guarantor that owns Copyright Collateral.

Schedule 1

to

Copyright Security Agreement

Original Guarantors

Name	Address

Schedule 2

to

Copyright Security Agreement

Copyright Registrations and Copyright Applications

Copyright Registrations:

Owner	Registration Number	Title

Copyright Applications:

Owner	Title

Exhibit 7

[Form of]
Patent Security Agreement

This Patent Security Agreement (this “Patent Security Agreement”), dated as of September 25, 2012, by Steak n Shake Operations, Inc., an Indiana corporation (the “Borrower”) and each Guarantor listed on Schedule 1 hereto (collectively, the “Original Guarantors,” and together with the Borrower, the “Pledgors”), in favor of Fifth Third Bank, in its capacity as Collateral Agent pursuant to the Credit Agreement dated as of September 25, 2012 (in such capacity, the “Collateral Agent”).

W i t n e s s e t h:

Whereas, the Pledgors are party to a Security Agreement of even date with the Credit Agreement (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement.

Now, Therefore, in consideration of the premises and to induce the Collateral Agent, for the ratable benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

        Section 1.        Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

        Section 2.        Grant of Security Interest in Patent Collateral.  Each Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor (collectively, the “Patent Collateral”):

        (a)     Patents of such Pledgor listed on Schedule 210 attached hereto; and

        (b)     all Proceeds of any and all of the foregoing (other than Excluded Property).

        Section 3.        Security Agreement.  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

10    List the Patents identified in the Perfection Schedule.

        Section 4.        Termination.  Upon the full payment and performance of the Secured Obligations (other than contingent indemnification obligations that, pursuant to the provisions of the Credit Agreement or the Security Documents, survive the termination thereof), upon written request of the Borrower, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement

[Signature Page Follows]

2

In Witness Whereof, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

[Pledgors]

By:
Name:
Title:

[Original Guarantors]11

By:
Name:
Title:

Accepted and Agreed:

Fifth Third Bank, as Collateral Agent

By:
Name:
Title:

11    This agreement needs to be executed only by any Guarantor that owns Copyright Collateral.

Schedule 1

to

Patent Security Agreement

Original Guarantors

Name	Address

Schedule 2

to

Patent Security Agreement

Patent Registrations and Applications

Patent Registrations:

Owner	Registration Number	Title

Patent Applications:

Owner	Title

Exhibit 8

[Form of]
Trademark Security Agreement

This Trademark Security Agreement (this “Trademark Security Agreement”), dated as of September 25, 2012 by Steak n Shake Operations, Inc., an Indiana corporation (the “Borrower”) and each Guarantor listed on Schedule 1 hereto (collectively, the “Original Guarantors,” together with the Borrower, the “Pledgors”), in favor of Fifth Third Bank, in its capacity as Collateral Agent pursuant to the Credit Agreement dated as of September 25, 2012 (in such capacity, the “Collateral Agent”).

W i t n e s s e t h:

Whereas, the Pledgors are party to a Security Agreement of even date with the Credit Agreement (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement.

Now, Therefore, in consideration of the premises and to induce the Collateral Agent, for the ratable benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

        Section 1.        Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

        Section 2.        Grant of Security Interest in Trademark Collateral.  Each Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor (collectively, the “Trademark Collateral”):

        (a)        Trademarks of such Pledgor listed on Schedule 212 attached hereto; and

        (b)        all Goodwill associated with such Trademarks; and

        (c)        all Proceeds of any and all of the foregoing (other than Excluded Property).

        Section 3.        Security Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

12      List the Patents identified in the Perfection Schedule.

        Section 4.        Termination.  Upon the full payment and performance of the Secured Obligations (other than contingent indemnification obligations that, pursuant to the provisions of the Credit Agreement or the Security Documents, survive the termination thereof), upon written request of the Borrower, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

[Signature Page Follows]

2

In Witness Whereof, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

[Pledgors]

By:
Name:
Title:

[Original Guarantors]13

By:
Name:
Title:

Accepted and Agreed:

Fifth Third Bank, as Collateral Agent

By:
Name:
Title:

13     This agreement needs to be executed only by any Guarantor that owns Copyright Collateral.

Schedule 1

to

Trademark Security Agreement

Original Guarantors

Name	Address

Schedule 2

to

Trademark Security Agreement

Trademark Registrations and Applications

Patent Registrations:

Owner	Registration Number	Title

Patent Applications:

Owner	Title